Exhibit 10.9

Copenhagen - August 2017

Addendum to the Employment Contract

Galecto Biotech ApS

CVR no. 34 87 83 66

Ole Maal0es Vej 3

DK-2200 Copenhagen

(the “Company’’)

and

Anders H. Pedersen

***

***

(the “Employee’’)

(each a “Party” and jointly the “Parties”)

have today entered into this addendum (the “Addendum”) to the employment contract dated 23 January 2013 (the “Employment Contract”).

1.	Termination

1.1	The Parties agree that clause 16.1 of the Employment Contract shall lapse and that termination of the employment shall be in accordance with clause 1.2 below.

1.2

The Company may terminate the employment by 9 months’ notice. The Employee may terminate the employment by 3 months’ notice. The Parties must terminate the employment in writing with effect from the end of a month.

2.	Other terms and conditions

2.1	The Employee’s other terms and conditions of the employment according to the Employment Contract continue unchanged.

2.2	This Addendum shall be attached to the Employment Contract as an addendum.

3.	Counterparts

3.1	The Addendum is signed in duplicate, each Party retaining one counterpart.

Place: Copenhagen	Place: Copenhagen

Date: August 24, 2017 For Galecto Biote pS	Date: August 24, 2017

/s/ Hans Schambye	/s/ Anders H. Pedersen
Hans Schambye	Anders H. Pedersen